                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

                      Supplement to the Current Prospectus


The  description  of  portfolio  managers  under the  "Management  of the Funds"
section is hereby restated as follows:

Mark Regan, a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1989 and has been the portfolio manager of the fund since the fund's inception in December 1995. David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of the adviser since 1995. Mr. Sette-Ducati became a portfolio manager of the fund effective May 1, 2000. John W. Ballen, President and Chief Investment Officer of MFS, has provided oversight of the fund's management since December 1995. Mr. Ballen has been employed in the investment management area of the adviser since 1984.


                   The date of this Supplement is May 1, 2000.